Exhibit 99.1

Harnessing the Human Memory B Cell Response To Develop Antibody - Based Therapeutics October 15, 2021 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com Copyright © 2021 Immunome, Inc. All rights reserved.

2 Disclaimers and Forward - Looking Statements This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and COVID - 19 therapeutic antibody programs, execution of our regulatory, clinical and strategic plans, anticipated upcoming milestones for IMM - BCP - 01 and IMM - ONC - 01, including expectations regarding therapeutic potential and benefits thereof, and IND filings. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; our ability to execute on our strategy with respect to our R&D efforts, IND submissions and other regulatory filings, timing of these filings and governmental authority feedback regarding the same, initiation of clinical studies, generation of clinical data and other anticipated milestones as and when anticipated; the effectiveness of our product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with the data used for advancing the product candidates; our ability to fund operations; our reliance on vendors; the competitive landscape; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in our Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 25, 2021, and elsewhere in our filings and reports with the SEC. Forward - looking statements contained in this document are made as of this date, and we undertake no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This document may contain product names, trade names, trademarks and service marks of the Company and of other organizations, of which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation, including independent market research, industry publications and surveys, governmental agencies and publicly available information. While we believe that information provides a reasonable basis for these statements, it may be limited or incomplete and we may have not independently verified it. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review or verification of, all relevant information. We may make statements or predictions about future dates for achievement of milestones related to our programs. These statements and predictions involve risks and uncertainties based on various factors and evolution over time and, therefore, actual dates for these milestones may differ. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind. Copyright © 2021 Immunome, Inc. All rights reserved.

Experienced Management Team



Purnanand Sarma, PhD
President & CEO

Former CEO of Taris Biomedical
Sold to Johnson & Johnson in 2019



Corleen Roche
Chief Financial Officer

Former US CFO Biogen
Former CFO, Global Vaccines, Wyeth/Pfizer



Dennis Giesing, PhD
Chief Development Officer

Former CSO at Taris Biomedical
Led BARDA funded pandemic flu program at MediVector



Sandra Stoneman, Esq.
Chief Legal Officer

Former Partner at Duane Morris
Life Sciences practice group leader



Mike Morin, PhD
Chief Scientist

Oversaw cancer, immunology and anti-bacterial drug discovery at Pfizer



Matthew Robinson, PhD
SVP, Research & Development

Antibody Structure Function Expert formerly at Fox Chase Cancer Center

3

Copyright © 2021 Immunome, Inc. All rights reserved.

Immunome "At A Glance"

Proprietary Discovery Engine

Rapid, Unbiased Interrogation of Patient Memory B Cells

Applicable Across Multiple Therapeutic Areas

ADVANCING CLINICAL PROGRAMS

IMM-BCP-01 Treatment of COVID-19

IND Submission Q4 2021
Topline Data H1 2022

- Three antibody cocktail
- Binds to three non-overlapping regions of the spike protein
- ACE2 and Non ACE2 dependent neutralization
- Potent Effector Function – potential for viral clearance

IMM-ONC-01 Treatment of Solid Tumors: Targeting IL-38

IND submission Q1 2022

- Reverses IL-38 induced dampening of anti-tumor immunity
- IL38 is a novel innate immune checkpoint
- Potential indications include Lung, Head & Neck, Melanoma

ROBUST PIPELINE

Potential for multiple new programs and partnerships

- Multiple target rich areas of cancer biology
  - Membrane Dynamics/Exosomes
  - Antibody Drug Conjugates (ADCs)
- Anti-infectives
  - Rapid Response to new infections/outbreaks

Copyright © 2021 Immunome, Inc. All rights reserved.

4

Immunome Development Pipeline and Anticipated Key Milestones ANTI - INFECTIVES TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED MILESTONE IMM - BCP - 01 Three SARS - CoV - 2 Epitopes Three antibody cocktail IND filing Q4 2021 ONCOLOGY TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED MILESTONE IMM - ONC - 01 IL - 38 Anti IL - 38 antibody IND filing Q1 2022 Copyright © 2021 Immunome, Inc. All rights reserved. 5

6 Copyright © 2021 Immunome, Inc. All rights reserved. Proprietary Discovery Engine Memory B cells: The Most Educated Components of Human Immune System We see Disease Through the Lens of a B cell Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody - target interactions Therapeutic Output Unique therapeutic antibody - target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine

Infectious Diseases Copyright © 2021 Immunome, Inc. All rights reserved. Collaboration with U.S. DoD awarded up to $17.6M in funding

COVID - Summary Current COVID Vaccines and Antibody Therapeutics Not Sufficient • Breakthrough infections despite vaccine use 1 • FDA Emergency Use Authorization of antibody therapeutics for treatment of mild to moderate COVID - 19 2 • First - generation antibody therapeutics developed based on virus neutralization to treat COVID - 19 3 IMM - BCP - 01 Preclinical Testing Shows Potential to Change Standard of Care • Three antibody cocktail with multi - modal action » Strong viral neutralization and clearance in vitro » Retains potency against key mutations, former and current CDC variants of concern (VOCs) » Preclinical potency suggests potential for non - intravenous dosing in humans » IND submission patient dosing anticipated in Q4 2021. Topline data in H1 2022. ~$10BN addressable COVID antibody market (U.S. and EU) Copyright © 2021 Immunome, Inc. All rights reserved. 8 1. https://www.cdc.gov/coronavirus/2019 - ncov/vaccines/effectiveness/why - measure - effectiveness/breakthrough - cases.html 2. https://www.fda.gov/emergency - preparedness - and - response/mcm - legal - regulatory - and - policy - framework/emergency - use - authorization#co viddrugs 3. Hansen et al https://www.science.org/doi/epdf/10.1126/science.abd0827 ; Jones et al DOI: 10.1126/scitranslmed.abf1906

COVID-19 Vaccines Are Effective, But Not Sufficient

COVID-19 Will Likely Remain Endemic & Specific Populations Will Continue to be at Risk

COVID surges despite ~48% of the world population receiving at least one dose of vaccine

- Recent case spike in the US even though >50% of population fully vaccinated
- Infection and death rates surged in Israel despite 70% vaccination rate

Vaccination rates across the globe are still low

- Only 2.5% of people in low-income countries have received at least one does of vaccine

Insufficient global vaccination rates continue to provide significant reservoir for viral drift



Daily COVID-19 vaccine doses administered worldwide
Rolling 7-day average
40 million
30 million
20 million
10 million
Dec 2, 2020
Feb 4, 2021
Jun 4, 2021
Oct 12, 2021

Source: ourworldindata.org/covid-vaccinations

Copyright © 2021 Immunome, Inc. All rights reserved.

9

COVID - 19 Vaccines Are Effective, But Not Sufficient Emerging Variants Evading Antibodies Against Immunodominant Epitopes Copyright © 2021 Immunome, Inc. All rights reserved. 10 Pfizer Vaccine AstraZeneca Vaccine ED50 = Neutralization titer Planas et al Nature 596, 276 - 280 (2021) https://doi.org/10.1038/s41586 - 021 - 03777 - 9 Vaccines targeting original strain elicit reduced levels of antibodies capable of neutralizing emerging variants

COVID - 19 Therapeutics Will Remain Critical Variants will likely continue to emerge, and may rapidly change the landscape » Delta variant encompasses >99% of all U.S. cases since discovery in April ‘21 » CDC monitoring 10 additional variants with substitutions of concern, including Eta, Iota, Kappa, and Mu Evidence of decreased vaccine coverage against variants » Increased breakthrough infection rates and transmission Large populations will likely need therapeutic intervention » Unvaccinated population » High risk patients who do not derive benefit from vaccines » Vaccinated patients with breakthrough infections Copyright © 2021 Immunome, Inc. All rights reserved. 11 https://covid.cdc.gov/covid - data - tracker/#variant - proportions

Three Antibody Cocktail has Multiple Points of Attack and Multiple Mechanisms of Action

	immunome	REGENERON	Lilly	AstraZeneca	VIR gsk	adagio
	IMM-BCP-01	Regen-CoV	Bamlanivimab & Etesevimab	AZD7442	Sotrovimab	ADG20
ACE2 Dependent Neutralization	✓✓	✓✓	✓✓	✓✓		✓
Non ACE2 Dependent Neutralization	✓				✓	
Viral Clearance	✓✓✓	✓✓	✓		✓	✓
In vivo Potency (neutralization + viral clearance)	+++	+	+	+	+	+

Antibody Market Poised to Grow. Greater Efficacy and Breadth of Coverage Will Likely Drive Adoption.

- Some first-generation Abs engineered out effector function, which may reduce ability to induce viral clearance
- 1 & 2 Ab cocktails potentially susceptible to viral escape[1]
- Plateau of clinical benefit with escalated dose

1. Copin et al doi.org/10.1101/2021.03.10.434834

Based on our current beliefs/opinions about selected publicly available preclinical data for other products and programs relative to IMM-BCP-01

Copyright © 2021 Immunome, Inc. All rights reserved.

12

IMM - BCP - 01: Mimics the Body’s Natural Response Leverages Unique and Cryptic Epitopes EPITOPE 1: IMM20253 (Non - ACE2 Dependent) • Broadly conserved across all SARS - CoV - 2 strains and other Beta coronaviruses • Novel mechanism. Antibody exhibits non ACE2 dependent neutralization EPITOPE 2: IMM20184 (ACE2 Dependent) • Broadly conserved epitope across SARS - CoV - 2 strains • Antibody exhibits an avidity - based binding mechanism EPITOPE 3: IMM20190 (ACE2 Dependent) • Antibody is a potent ACE2 competitor • A composite epitope involving the receptor binding ridge and an area adjacent to the receptor binding loop Three antibody cocktail exhibits potent synergy Copyright © 2021 Immunome, Inc. All rights reserved. 13

IMM-BCP-01 Interferes with Viral Life Cycle Utilizing Different Mechanisms



NON ACE2 DEPENDENT NEUTRALIZATION
2
IMM20253
3
1
ACE2 BLOCKADE
IMM20190 + IMM20184
VIRAL CLEARANCE (e.g. complement fixation)
ACE2
Pre-fusion spike (S1 + S2)
Post-fusion spike (S2)
CELL MEMBRANE
ACE2
VIRAL MEMBRANE
FUSION BLOCKADE
CELL MEMBRANE
ACE2
INTO CELL
VIRAL MEMBRANE
PRE-FUSION CONFORMATION
POST-FUSION CONFORMATION
VIRAL RNA/PROTEIN
NORMAL VIRAL FUSION

Copyright © 2021 Immunome, Inc. All rights reserved.

Superior Preclinical Efficacy vs Sotrovimab

Sotrovimab
(EUA Approved at 500 mg Dose)

- Prophylactic setting (Day -2) in infected hamsters
- ~ 1.5-log clearance at 5mg/kg
- Dose response, however, appears to plateau at 5 mg/kg
  - Increasing to 15 mg/kg does not provide better efficacy



***
***
***
TCID50/g tissue
15 mg/kg
5 mg/kg
0.5 mg/kg
0.05 mg/kg
15 mg/kg Non-specific mAb
Diluent Only

WT Strain

Cathcart, A.L et al BioRxiv 2021.03.09.434607

IMM-BCP-01

- Treatment setting in infected hamsters
- ~3 log clearance at 3 mg/kg
- Preclinical potency suggests potential for non-intravenous dosing in humans



REF (WA1/2020)
***
TCID50/g lung
1×10⁷
1×10⁶
1×10⁵
1×10⁴
1×10³
1×10²
1×10¹
1.5 log clearance
No Rx
3 mg/kg

Copyright © 2021 Immunome, Inc. All rights reserved.

15

IMM-BCP-01 Neutralizes All Current and Former CDC Variants of Concern in Pseudovirus Testing

Neutralization Across Multiple Variants

- Alpha, Beta, Gamma, Delta
  - Current and former CDC Variants of Concern (as of 10/12/2021)
- Emerging Variants
  - Lambda, Mu
- US and European reference strains, USA-WA1/2020 and BavPat1/2020
- Activity maintained over 20 single point and complex mutations

Potent Neutralization of Delta Variant (B.1.617.2)



Delta Pseudovirus
% Neutralization
100
50
0
-3
-2
-1
0
1
2
Log [Ab], nM

Copyright © 2021 Immunome, Inc. All rights reserved.

16

17 Viral Clearance is Important, Especially in Immunocompromised Patients Copyright © 2021 Immunome, Inc. All rights reserved. Immunocompromised patients exhibit prolonged viral load Caillard , S., Benotmane , I., Vargas, G. G., Perrin, P., & Fafi - Kremer, S. (2021). SARS - CoV - 2 viral dynamics in immunocompromised patients. American Journal of Transplantation , 21 (4), 1667 – 1669. https://doi.org/10.1111/ajt.16353

18 Viral Clearance is Important, Especially in Immunocompromised Patients Copyright © 2021 Immunome, Inc. All rights reserved. Prolonged infection leads to emerging resistant variants Caillard , S., Benotmane , I., Vargas, G. G., Perrin, P., & Fafi - Kremer, S. (2021). SARS - CoV - 2 viral dynamics in immunocompromised patients. American Journal of Transplantation , 21 (4), 1667 – 1669. https://doi.org/10.1111/ajt.16353

3 5 IND Filing Q4 2021 Phase 1b FIP Study Dose Ranging • Placebo - controlled • Safety, PK, Immunogenicity Potential Phase 1b Extension in Special Population • Treatment and prophylaxis • Safety, PK, viral load Phase 2 Potential Registration Study H2 2022 Copyright © 2021 Immunome, Inc. All rights reserved. 19 IMM - BCP - 01 Clinical Development Plan

Immunome’s Approach Optimized for Ideal Target Profile • Preclinical potency suggests efficacious dose may allow for non - Intravenous dosing • Preclinical evidence of ACE dependent and non - dependent action; three different epitopes. Synergy against variants of concern. Clearance by phagocytosis and complement fixation • Potent reduction in lung viral load in SARS - CoV - 2 infected hamsters • Three antibodies directed at non - overlapping/ conserved epitopes provide broad coverage Broad Activity Across Variants Potent In Vivo Activity Unique Multimodal MOA Easy to Use Copyright © 2021 Immunome, Inc. All rights reserved. 20

COVID Antibody Market

REGENERON

$2.6B

IN 2Q 2021

ADAGIO

$3-4B

ANALYST PROJECTED PEAK SALES *

GSK/VIR

EU Commission 220K Doses

~$10B

COVID Antibody Market

Addressable Patients

- High Risk Vaccinated Patients with Breakthrough Infection
- High Risk Unvaccinated Patients
- Immunocompromised Patients (~9M in the US), Including:
  - Transplant
  - HIV
  - Chemotherapy
- Additional High Risk Patients, Including:
  - Diabetes
  - >65 years of age
  - Cerebrovascular disease
  - Chronic kidney disease
  - COPD/Lung diseases Pregnancy and Recent Pregnancy

*Jefferies Equity Research Aug 31, 2021

Copyright © 2021 Immunome, Inc. All rights reserved.

21

Oncology • RESEARCH & DEVELOPMENT Copyright © 2021 Immunome, Inc. All rights reserved.

Oncology - Summary Highly disruptive platform discovering novel targets based on function - based interrogation of patient memory B - cell response to tumors • Broad, deep and unbiased interrogation • Operating at industrial scale; ~1300 hits, >50 novel targets/antibodies to - date • Platform highlighting disease relevant functional clusters IND filing for lead program (IMM - ONC - 01) expected Q1 2022 • Targets IL - 38 a novel, innate immune checkpoint which dampens anti - tumor immunity • Preclinical data validates mechanism; pre - clinical efficacy demonstrated as a single agent • High expression observed in multiple cancers, notably head & neck, lung and melanoma Rich Pipeline with potential for proprietary and partnership opportunities in research/lead development stage • Novel targets with potential to enable multiple ADC opportunities • Target rich areas of novel cancer biology (e.g. exosome targeting) Copyright © 2021 Immunome, Inc. All rights reserved. 23

Novel Targets

Antibodies From Patient Memory B-cells Reveal Novel Therapeutic Targets



Tumor
Tumor Antigen
Immune Response
Antibody
Mechanism
Mutation
Post-translational modification
Mis-localization
Oncovirus
Macrophage
T cell
DC
B cell
Fibroblast
Tumor killing
Control Exosome
Growth signaling
T cells activation
Myeloid cells activation
Recruitment
Angiogenesis
Metabolism

Copyright © 2021 Immunome, Inc. All rights reserved.

24

Novel Insights from Discovery Engine

Systematic Mining of Antibodies Reveal Disease Relevant Functional Clusters

A Highly Productive Platform

300,000	1,300	>50
HYBRIDOMAS	HITS	ANTIBODY / ANTIGEN PAIRS[3]

Provides Critical Insights Into Cancer Biology Such As:

- Membrane dynamics
- Exosome control of the tumor microenvironment[1-2]
- Novel immune checkpoints that serve as functional, tumor-derived inhibitors of immunity


Growth Signaling
Membrane Dynamics
Immune Modulation
Novel Targets
Extracellular Matrix
Discovery Engine
Metabolism

1. Adv Clin Chem. 2016;74:103-41.DOI: 10.1016/bs.acc.2015.12.005
2. Mol Cancer. 2019 Oct 23;18(1):146. doi: 10.1186/s12943-019-1074-3
3. Including some commercially-validated targets such as ERBB2

CONFIDENTIAL – FOR INTERNAL USE ONLY

25

Immunome Oncology R&D Pipeline

Targets Identified From Patient Antibodies

Program	Novel Immune Modulators	Potential Cancers of Relevance	Stage/Format
IMM-ONC-01 (Anti-IL-38)	Neutralize apoptotic tumor cells derived IL-38; recruit and activate immune cells	Lung, head and neck, melanoma, and prostate	Development / mAb

Target Research → Lead Identification → Lead Optimization → Pre-clinical

Program	Membrane Dynamics, Exosomes	Potential Cancers of Relevance	Stage/Format
IMM20059	Block PD-L1 on exosomes expressing novel target; reactivate exhausted anti-tumor T cells	PD-L1 resistant melanoma and prostate	Lead ID / Bi-specific

Target Research → Lead Identification

Program	Tumor Targeting	Potential Cancers of Relevance	Stage
IMM20326	Direct killing of tumors expressing target on surface	Chemoresistant HCC, NSCLC and ovarian	Lead ID / ADC
IMM20065	Direct killing of tumors expressing target on surface	Lung, cervical, CRC, breast	Research / ADC

IMM20326: Target Research → Lead Identification

IMM20065: Target Research

Copyright © 2021 Immunome, Inc. All rights reserved.

26

IL-38: A Novel Oncology Target

IL-38 Dampens Innate Anti-Tumor Immunity

IL-38

AGONISTS	ANTAGONISTS
IL36α IL36β IL36γ	IL36Ra IL38
Autoimmunity	Immune Suppression

- IL-38 is an IL-1 cytokine family member, but most closely resembles the natural antagonists of the family (IL-1Ra and IL-36a)

Typical Inflammatory Anti-tumor Response



Productive Immune Response
IL-38[1]
PD-1/PD-L1
Tumor Microenvironment
Immune Desert
Pre-Inflamed
Inflamed
Exhausted
Tumor
B Cell
Activated T Cell
Macrophage
Dendritic Cell
Exhausted T Cell

- IL-38 inhibits infiltration & pro-inflammatory activity of innate immune cells (e.g., MΦ, γδT cells, DCs)
- IL-38 inhibits innate immune responses by dendritic cell precursors, macrophages

Copyright © 2021 Immunome, Inc. All rights reserved.

27

• IL - 38 secretion associated with apoptotic cell death 1 • Acts during tissue damage to limit unwanted immune activation 2 • Tumor cells secrete IL - 38 during apoptosis in vitro • Rational combination with chemotherapies that induce apoptosis in tumors Tumor cells secrete IL - 38 upon apoptosis induction Clinical Consequences of IL - 38 Expression M e d i a 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 1000 2000 3000 4000 5000 I L - 3 8 ( p g / m L ) 786O HuH7 MDA MB231 SKMEL28 SKOV3A549 1. Mora et al, 2016. J. Cell Mol. Cell Biol. 2016;8 (5):426 2. Wei et al. J. Cell Mol. Med. 2016;00 :1 Immunome Data Potential for IL - 38 Combination Studies with Existing Therapies Copyright © 2021 Immunome, Inc. All rights reserved. 28 Inverse relationship between IL - 38 expression and immune cell infiltration in tumors

IL-38 Expression in Solid Tumors

IL-38 is expressed in Multiple Tumors of High Unmet Medical Need

IL-38 is Expressed in Multiple Tumors of High Unmet Medical Need



Head & Neck
23%
HNSC
Esophagus
53%
ESCA
Lung, Squamous
41%
LUSC
Cervix
48%
CESC
Bladder
25%
BLCA
Skin
14%
SKCM
Prostate
30%
PRAD
Lung, Adeno
9%
LUAD
TUMOR
NORMAL

Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset

Immunome Data – Directly Confirms IL-38 Expression in Primary Patient Tumors by IHC



Isotype Control
Anti-IL-38 (H127C)
Melanoma
Lung Cancer

Copyright © 2021 Immunome, Inc. All rights reserved.

29

IL - 38 Overexpression Inhibits Infiltration of T cells into Tumors In Vivo High IL - 38 Expression is Associated with Reduced Immune Cell Infiltration IL - 38 Expression in Solid Tumors IL - 38 is Associated with Reduced Immune Cell Infiltration Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset Copyright © 2021 Immunome, Inc. All rights reserved. 30 - 0 . 6 - 0 . 4 - 0 . 2 0 . 0 0 . 2 0 . 4 0 . 6 SKCM CESC LUAD ESCA LUSC HNSC T Cells - 0 . 3 - 0 . 2 - 0 . 1 0 . 0 0 . 1 0 . 2 0 . 3 SKCM CESC LUAD ESCA LUSC HNSC B Cells - 0 . 6 - 0 . 4 - 0 . 2 0 . 0 0 . 2 0 . 4 0 . 6 SKCM CESC LUAD ESCA LUSC HNSC Macrophages - 0 . 5 0 - 0 . 2 5 0 . 0 0 0 . 2 5 0 . 5 0 SKCM CESC LUAD ESCA LUSC HNSC Monocytes - 0 . 2 - 0 . 1 0 . 0 0 . 1 0 . 2 SKCM CESC LUAD ESCA LUSC HNSC NK Cells SKCM CESC LUAD ESCA LUSC HNSC Key D e c r e a s e d i n I L - 3 8 H i g h T u m o r s I n c r e a s e d i n I L - 3 8 H i g h T u m o r s ImSig Score Difference (IL-38 High minus IL-38 low) • IL - 38 high tumor samples correlate with reduced infiltration of multiple immune subsets, especially in H&N, lung and esophageal cancers Kinoshita et al, Cancer Immunol. Immunother .(2021) 70:123 1200 1000 800 600 400 200 CD3 (/mm 2 ) LLC - vector LLC – IL38 800 700 600 500 400 300 200 100 0 CD8 (/mm 2 ) LLC - vector LLC – IL38

Demonstration of Anti - Tumor Activity (B16F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) • Immunologically cold tumor model • IMM - ONC - 01 significantly inhibits B16.F10 tumor growth in vivo at 10 or 50 mg/Kg doses • ~40% response rate upon treatment with IMM - ONC - 01 • Animals with complete cures resistant to tumor re - challenge • Strongly suggests immunological memory • Consistent with indirect effect on T cells IMM - ONC - 01 Isotype IMM - ONC - 01 50 10 50 mg/Kg Q3D Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models Copyright © 2021 Immunome, Inc. All rights reserved. 31 * p < 0.05 0 10 20 30 40 0 50 100 Day % S u r v i v a l IMM-ONC-01 Vehicle control 5 10 15 20 25 0 250 500 750 1000 Day T u m o r V o l u m e M e a n ± S E M ( m m 3 ) Vehicle control IMM-ONC-01

• IL - 38 is a novel checkpoint in the innate immune system • Targeting IL - 38 using IMM - ONC - 01 expected to boost anti - tumor immunity • Preclinical research confirms the mechanism of action, and demonstrates efficacy, even as a monotherapy » Potential indications include lung, head and neck, melanoma and prostate • IND filing anticipated in Q1 2022 IMM - ONC - 01 is a Novel Antibody Candidate Targeting IL - 38 IMM - ONC - 01 Program Summary – Modulating Innate Anti - Tumor Immunity huIgG (PDB 1HZH) 1 1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 1HZH Copyright © 2021 Immunome, Inc. All rights reserved. 32

Immunome "At A Glance"

Proprietary Discovery Engine

Rapid, Unbiased Interrogation of Patient Memory B Cells

Applicable Across Multiple Therapeutic Areas

ADVANCING CLINICAL PROGRAMS

IMM-BCP-01 Treatment of COVID-19

IND Submission Q4 2021
Topline Data H1 2022

- Three antibody cocktail
- Binds to three non-overlapping regions of the spike protein
- ACE2 and Non ACE2 dependent neutralization
- Potent Effector Function – potential for viral clearance

IMM-ONC-01 Treatment of Solid Tumors: Targeting IL-38

IND submission Q1 2022

- Reverses IL-38 induced dampening of anti-tumor immunity
- IL-38 is a novel innate immune checkpoint
- Potential indications include Lung, Head & Neck, Melanoma

ROBUST PIPELINE

Potential for multiple new programs and partnerships

- Multiple target rich areas of cancer biology
  - Membrane Dynamics/Exosomes
  - Antibody Drug Conjugates (ADCs)
- Anti-infectives
  - Rapid Response to new infections/outbreaks

Copyright © 2021 Immunome, Inc. All rights reserved.

33

Thank You Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com